SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE


                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)_____

                        FIRST TRUST OF NEW YORK, NATIONAL
                      ASSOCIATION (Exact name of trustee as
                            specified in its charter)


                                   13-3781471
                      (I.R.S. Employer Identification No.)

 100 Wall Street, New York, NY                            10005
 (Address of principal executive offices)                (Zip Code)


                            For information, contact:
                           Dennis Calabrese, President
                  First Trust of New York, National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                                 (212) 361-2502


                             NATIONSBANK CORPORATION
                (Exact name obligor as specified in its charter)

                  North Carolina                               56-0906609
         (State or other jurisdiction of                    (I.R.S. Employer
         incorporation or organization)                     Identification No.)

         NationsBank Corporate Center                             28255
              Charlotte, North Carolina                         (Zip Code)
      (Address of principal executive offices)

                                 Debt Securities
                       (Title of the indenture securities)


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Item 1.  General Information.
                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Name                                        Address

                  Comptroller of the Currency                 Washington D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes

Item 2.  Affiliations with Obligor

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None

Item 16. List of Exhibits

                  Exhibit 1 Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

                  Exhibit  2        Certificate   of  Authority  to  Commence
                                    Business   for  First  Trust  of  New  York,
                                    National Association, incorporated herein by
                                    reference   to   Exhibit   2  of  Form  T-1,
                                    Registration No. 33-83774.

                  Exhibit 3 Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

                  Exhibit 4 By-Laws of First Trust of New York, National Association, Incorporated herein by
                                    reference   to   Exhibit   4  of  Form  T-1,
                                    Registration No. 33-55851.

                  Exhibit 5         Not applicable.

                  Exhibit 6 Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

                  Exhibit 7 Report of Condition of First Trust of New York, National Association, as of the close of business on March 31, 1996, published pursuant to law or the requirements of its supervising or examining authority.



                                       -2-


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                  Exhibit 8         Not applicable.

                  Exhibit 9         Not applicable.


                                    SIGNATURE


            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 28th day of June, 1996.



                            FIRST TRUST OF NEW YORK,
                              NATIONAL ASSOCIATION




                          By
                              Geovanni Barris
                              Assistant Vice President




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                                                                       Exhibit 7



                          First Trust of New York, N.A.
                        Statement of Financial Condition
                                  As of 3/31/96

                                    ($000's)


Assets                                                                              3/31/96

         Cash and Due From Depository Institutions                                   $23,596
         Federal Reserve Stock                                                         3,600
         Fixed Assets                                                                    764
         Intangible Assets                                                   84,233
         Other Assets                                                                  9,068

                  Total Assets                                                      $121,261


Liabilities
         Other Liabilities                                                    2,553

         Total Liabilities                                                    2,553

Equity
         Common and Preferred Stock                                                   1,000
         Surplus                                                            120,932
         Undivided Profits                                                           (3,224)

Total Liabilities and Equity Capital                                               $121,261




To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N.A.




By:
    Geovanni Barris
    Assistant Vice President

Date:    June 28, 1996





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